UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-22039

         First Trust Specialty Finance and Financial Opportunities Fund
               (Exact name of registrant as specified in charter)

                        120 East Liberty Drive, Suite 400
                                Wheaton, IL 60187
               (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                           First Trust Portfolios L.P.
                        120 East Liberty Drive, Suite 400
                                Wheaton, IL 60187
                     (Name and address of agent for service)

        registrant's telephone number, including area code: 630-765-8000

                      Date of fiscal year end: November 30

                   Date of reporting period: November 30, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                                  FIRST TRUST

                                SPECIALTY FINANCE
                                  AND FINANCIAL
                               OPPORTUNITIES FUND

                                 ANNUAL REPORT

                               FOR THE YEAR ENDED

                                NOVEMBER 30, 2009

(FIRST TRUST LOGO)                       (CONFLUENCE INVESTMENT MANAGEMENT LOGO)

TABLE OF CONTENTS

      FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND (FGB)
                                  ANNUAL REPORT
                                NOVEMBER 30, 2009

Shareholder Letter ........................................................    1
At a Glance ...............................................................    2
Portfolio Commentary ......................................................    3
Portfolio of Investments ..................................................    6
Statement of Assets and Liabilities .......................................    9
Statement of Operations ...................................................   10
Statements of Changes in Net Assets .......................................   11
Statement of Cash Flows ...................................................   12
Financial Highlights ......................................................   13
Notes to Financial Statements .............................................   14
Report of Independent Registered Public Accounting Firm ...................   20
Additional Information. ...................................................   21
Board of Trustees and Officers ............................................   23
Privacy Policy ............................................................   27

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Confluence Investment Management LLC ("Confluence" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Specialty Finance and Financial Opportunities Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                         PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See "Risk Considerations" in the Notes to Financial Statements for a discussion of other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                             HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of the relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of Confluence are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report, and other regulatory filings.

SHAREHOLDER LETTER

      FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND (FGB)
                                 ANNUAL REPORT
                               NOVEMBER 30, 2009

Dear Shareholders:

2009 was more positive for the U.S. and global markets, which eased the minds of economists and investors alike. Many economists believe that the recession that began in December 2007 ended in March 2009. In fact, the Dow Jones Industrial Average's total return from March 9, 2009, (the statistical end of the bear market) to November 30, 2009, was 61.59%. Of course, no one can guarantee that this trend will continue, but the economy has continued to rise and most investors have found it easier to open their financial statements since March.

First Trust Advisors L.P. ("First Trust") has always believed that in order to be successful in reaching your financial goals, you should be invested for the long term. A long-term investor understands that the market, from a historical perspective, has always experienced ups and downs. But history has shown that the patient investor is typically rewarded over the long term. We have always believed that staying invested in quality products and having a long-term perspective can help investors reach their financial goals.

The report you hold contains detailed information about your investment in First Trust Specialty Finance and Financial Opportunities Fund (the "Fund"). It contains a portfolio commentary from the Fund's portfolio management team that provides a market recap for the period, a performance analysis and a market and Fund outlook. Additionally, the report provides the Fund's financial statements for the period covered by the report. I encourage you to read this document and discuss it with your financial advisor.

Since its inception, First Trust has been through many types of markets. We remain committed to bringing you quality investment solutions regardless of the inevitable volatility the market experiences. We offer a variety of products that can fit many financial plans to help those investors seeking long-term investment success. As well, we are committed to making available up-to-date information about your investments so you and your financial advisor have current information on your portfolio.

We continue to value our relationship with you, and we thank you for the opportunity to assist you in achieving your financial goals.

Sincerely,


/s/ James A. Bowen

James A. Bowen
President of First Trust Specialty Finance and Financial Opportunities Fund

FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
"AT A GLANCE"
AS OF NOVEMBER 30, 2009 (UNAUDITED)

FUND STATISTICS

Symbol on New York Stock Exchange                                     FGB
Common Share Price                                            $      5.43
Common Share Net Asset Value ("NAV")                          $      5.98
Premium (Discount) to NAV                                           (9.20)%
Net Assets Applicable to Common Shares                        $85,069,367
Current Quarterly Distribution per Common Share (1)           $    0.1400
Current Annualized Distribution per Common Share              $    0.5600
Current Distribution Rate on Closing Common Share Price (2)         10.31%
Current Distribution Rate on NAV (2)                                 9.36%

                 COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)

                               (PERFORMANCE GRAPH)

           Market    NAV
           ------   ----
11/30/08    3.29    4.51
12/5/08     4.28    4.61
12/12/08    3.47    4.64
12/19/08    3.71    4.89
12/26/08    3.66     4.8
1/2/09       4.4    5.16
1/9/09      4.49    5.12
1/16/09     4.11    4.93
1/23/09      4.2     4.6
1/30/09     4.07     4.4
2/6/09      3.84    4.26
2/13/09     3.36    3.87
2/20/09     2.76     3.3
2/27/09     2.54    3.01
3/6/09      1.93     2.4
3/13/09     2.44    2.91
3/20/09     2.53    3.07
3/27/09     2.97    3.48
4/3/09      3.51    3.91
4/9/09      3.68    4.09
4/17/09     3.76    4.13
4/24/09     3.62    4.02
5/1/09      3.85    4.15
5/8/09      4.31    4.74
5/15/09     3.95    4.38
5/22/09     3.81    4.32
5/29/09     4.09    4.42
6/5/09      4.58    4.73
6/12/09      4.2    4.69
6/19/09     4.28    4.74
6/26/09     4.43    4.82
7/2/09      4.47     4.8
7/10/09     3.93    4.53
7/17/09      4.5    4.93
7/24/09      4.6    5.21
7/31/09     4.96    5.51
8/7/09      5.33    5.84
8/14/09      5.2    5.58
8/21/09        5    5.63
8/28/09     5.14    5.62
9/4/09      5.08    5.47
9/11/09     5.23    5.74
9/18/09     5.49    6.04
9/25/09     5.43    5.89
10/2/09     5.29    5.83
10/9/09     5.59    6.06
10/16/09    5.42    6.02
10/23/09    5.46    5.93
10/30/09     5.2    5.69
11/6/09     5.36    5.88
11/13/09     5.5    5.88
11/20/09    5.32    5.93
11/27/09    5.44    5.89
11/30/09    5.43    5.98

PERFORMANCE

                                                                  Average Annual
                                                                   Total Return
                                               1 Year Ended   Inception (5/25/2007)
                                                11/30/2009        to 11/30/2009
                                               ------------   ---------------------
Fund Performance
NAV (3)                                            56.00%             -26.88%
Market Value (4)                                   94.18%             -30.90%
Index Performance
Blended Benchmark (5)                              41.38%                N/A(6)
MSCI U.S. Investable Market Financials Index       13.09%             -56.48%

                                            % OF TOTAL
TOP 10 HOLDINGS                            INVESTMENTS
---------------                            -----------
Ares Capital Corp.                             12.9%
Prospect Capital Corp.                          7.0
MVC Capital, Inc.                               6.4
PennantPark Investment Corp.                    6.3
Apollo Investment Corp.                         6.0
BlackRock Kelso Capital Corp.                   5.7
Hercules Technology Growth Capital, Inc.        5.3
Annaly Capital Management, Inc.                 4.2
Hatteras Financial Corp.                        4.1
Gladstone Capital Corp.                         3.9
                                               ----
   Total                                       61.8%
                                               ====

                                            % OF TOTAL
ASSET CLASSIFICATION                       INVESTMENTS
--------------------                       -----------
Common Stocks:
   Business Development Companies              74.0%
   Residential Mortgage REITs                  15.6
   Domestic                                     5.0
   Specialty Finance/Hybrid REITs               2.2
Exchange-Traded Funds                           3.1
Warrants                                        0.1
                                              -----
      Total                                   100.0%
                                              =====

                                            % OF TOTAL
INDUSTRY                                   INVESTMENTS
--------                                   -----------
Capital Markets                                73.3%
Real Estate Investment Trusts (REITs)          17.9
Diversified Financial Services                  6.9
Insurance                                       1.6
Health Care Equipment & Supplies                0.3
                                              -----
   Total                                      100.0%
                                              =====

(1) Most recent distribution paid or declared through 11/30/2009. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share price or NAV as applicable, as of 11/30/2009. Subject to change in the future.

(3) Total return based on NAV is the combination of reinvested dividend distributions and reinvested capital gain distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share and does not reflect sales load. Past performance is not indicative of future results.

(4) Total return based on market value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in Common Share price. Past performance is not indicative of future results.

(5) Blended benchmark consists of the following (Source: Bloomberg): Red Rocks Global Listed Private Equity Index (70%) FTSE NAREIT Mortgage REIT Index (20%) S&P SmallCap Financials Index (10%)

(6)  Previously, the blended benchmark consisted of the following:

          Red Rocks Listed Private Equity Index (40%)
          FTSE NAREIT Mortgage REIT Index (20%)
          FTSE NAREIT Hybrid REIT Index (20%)
          Merrill Lynch Preferred Stock Hybrid Securities Index (10%) Russell 2000 Financial Services Index (10%)

     Certain of these indices were discontinued during 2009, therefore the blended benchmark was changed. See footnote (5) above for the new blended benchmark constituents. As certain of the indices in the new blended benchmark began subsequent to the inception date (5/25/2007) of the Fund, the average annual total return from inception to 11/30/2009 for the blended benchmark cannot be calculated.

                              PORTFOLIO COMMENTARY

                                   SUB-ADVISOR

Confluence Investment Management LLC, a registered investment advisor ("Confluence" or the "Sub-Advisor") located in St. Louis, Missouri, has served as the Sub-Advisor to First Trust Specialty Finance and Financial Opportunities Fund (NYSE:FGB) (the "Fund") since July 29, 2008.

                            PORTFOLIO MANAGEMENT TEAM

MARK A. KELLER, CFA - CHIEF EXECUTIVE OFFICER AND CHIEF INVESTMENT OFFICER

(PHOTO OF MARK A. KELLER)

Mr. Keller has nearly 30 years of investment experience with a focus on value-oriented equity analysis and management. Prior to joining Confluence, from 1994 to May 2008, he was the Chief Investment Officer of Gallatin Asset Management, Inc., and its predecessor organization, A.G. Edwards Asset Management, the investment management arm of A.G. Edwards, Inc. From 1999 to 2008, Mr. Keller was Chairman of the A.G. Edwards Investment Strategy Committee, which set investment policy and established asset allocation models for the entire organization. Mr. Keller was a founding member of the A.G. Edwards Investment Strategy Committee, on which he served for over 20 years, the last ten years as Chairman. He began his career with A.G. Edwards in 1978, serving as an equity analyst for the firm's Securities Research Department from 1979 to 1994. During his last five years in Securities Research, Mr. Keller was Equity Strategist and manager of the firm's Focus List. Mr. Keller was a Senior Vice President of A.G. Edwards & Sons, Inc. and of Gallatin Asset Management, Inc., and was a member of the Board of Directors of both companies. Mr. Keller received a Bachelor of Arts from Wheaton College (Illinois) and is a CFA charterholder.

DAVID B. MIYAZAKI, CFA - SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER

(PHOTO OF DAVID B. MIYAZAKI)

Prior to joining Confluence in May 2008, Mr. Miyazaki served as a Portfolio Manager and Analyst with Gallatin Asset Management, Inc. Mr. Miyazaki was responsible for equity investments in value-oriented separately managed accounts. He also co-managed the Fund during the time the Fund was sub-advised by Gallatin Asset Management, Inc., as well as A.G. Edwards' ETF-based asset allocation program. In addition to portfolio management, Mr. Miyazaki served as a member of the A.G. Edwards Investment Strategy Committee. As a strategist, he was responsible for the firm's quantitative asset allocation models, including its Cyclical Asset Allocation program. Prior to joining A.G. Edwards in 1999, Mr. Miyazaki was a Portfolio Manager at Koch Industries in Wichita, Kansas. His previous experience includes working as an Investment Analyst at Prudential Capital Group in Dallas, Texas, and as a Bond Trader at Barre & Company, also in Dallas. Mr. Miyazaki received a Bachelor of Business Administration from Texas Christian University and is a CFA charterholder.

DANIEL T. WINTER, CFA - SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER

(PHOTO OF DANIEL T. WINTER)

Prior to joining Confluence in May 2008, Mr. Winter served as a Portfolio Manager and Analyst with Gallatin Asset Management, Inc. While at Gallatin, Mr. Winter chaired the portfolio management team responsible for the firm's six value-oriented equity strategies. His responsibilities included directing the strategy implementation and trading execution for the equity portfolios. Additionally, Mr. Winter co-managed the Fund during the time the Fund was sub-advised by Gallatin Asset Management, Inc. Mr. Winter also served as a portfolio manager for the Cyclical Growth ETF Portfolio and the Cyclical Growth and Income ETF Portfolio which were offered through variable annuities. He was also a member of the firm's Allocation Advisor Committee which oversaw the A.G. Edwards exchange-traded fund focused strategies. Prior to joining the firm's Asset Management division in 1996, Mr. Winter served as a portfolio manager for A.G. Edwards Trust Company. Mr. Winter earned a Bachelor of Arts in business management from Eckerd College and a Master of Business Administration from Saint Louis University. Mr. Winter is a CFA charterholder

                                   COMMENTARY

FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND (FGB)

The primary investment objective of the First Trust Specialty Finance and Financial Opportunities Fund ("FGB" or the "Fund") is to seek a high level of current income. As a secondary objective, the Fund seeks an attractive total return. The Fund pursues its investment objectives by investing at least 80% of its managed assets in a portfolio of securities of specialty finance and other financial companies that the Fund's Sub-Advisor believes offer attractive opportunities for income and capital appreciation. There can be no assurance that the Fund's investment objectives will be achieved. The Fund may not be appropriate for all investors.

MARKET RECAP

FGB is a financial sector fund with a particular focus on business development companies ("BDCs"). BDCs lend to and invest in private companies, often working with those not large enough to efficiently access the public markets. Each BDC has a unique profile, determined by its respective management team. Some specialize in particular industries, while others apply a more generalized approach and maintain a diversified portfolio. Both approaches can work effectively and deliver to shareholders a unique and differentiated return opportunity derived from the private markets. As of November 30, 2009, the Fund had almost three quarters of its assets invested in 19 different BDCs.

The six months ended November 30, 2009 were a follow-through to the dramatic recovery that began in March 2009 in the equity markets. The liquidity crisis in 2008 was so acute, many investments declined in value regardless of individual business outlooks. Then, as the crisis passed, many of these same investments spiraled upward, again with little regard for their business outlook. Looking back, we can see equity investments generally became highly correlated with one another, not just during the crisis, but also during the recovery.

The path of the BDCs went right alongside that of the broader financial sector...that is to say, a sharp decline, followed by a rapid recovery. Yet if we peel back the business models of the BDCs, we find profiles that were actually much different. Problems among many financials stemmed from an excess of bad loans, too much leverage and an overall lack of transparency...characteristics generally not shared with the BDCs. Granted, there were many problem loans on the books of the BDCs, and several were hurt by a widespread lack of credit. But we believe investment portfolios for many BDCs held up reasonably well and these companies turned out to be among the most durable in the financials sector. None of the BDCs received governmental assistance, and none went into bankruptcy. Many were able to keep sizable portions of their dividends intact, and some were able to maintain and even grow their dividends.

Because of their resilience, we believe the BDCs may be a leading group among the financials sector to recover. Some BDCs have already raised new equity capital. And though it has often been dilutive to existing shareholders, the capital is allowing the BDCs to heal their wounds, strengthen balance sheets and position themselves to resume growth. We have also witnessed some BDC consolidation, a healthy evolution that allows the strong to carry the industry forward by absorbing weaker, damaged competitors. If the trends continue, we believe the industry can resume the attractive growth profile it commanded prior to the liquidity crisis.

                                ONE YEAR ENDED
PERFORMANCE ANALYSIS               11/30/09
--------------------            --------------
FGB Market Value Total Return        94.18%
FGB NAV Total Return                 56.00%
Blended Benchmark*                   41.38%

* Components of the blended benchmark: Red Rocks Global Listed Private Equity Index (70%); FTSE/NAREIT Mortgage REIT Index (20% );S&P SmallCap Financials Index (10%).

SOURCE: BLOOMBERG

The Fund's total return (+94.18%) was greater than the Fund's NAV total return (+56.00%) as the discount to NAV narrowed substantially during the 12-month period covered by this report. The strong performance was derived from improving valuations and stabilizing fundamentals within the Fund's portfolio. The Fund also outperformed its blended benchmark (+41.38%).

The Fund entered this period more heavily weighted in stocks where fundamentals appeared stronger or valuations were unusually low. This strategy proved to be constructive as many of the Fund's larger positions, including Ares Capital, Prospect Capital and Apollo Investment, performed particularly well. Each of these companies maintained substantial dividends throughout the crisis, and their ability to raise equity capital has restored investor confidence in these companies, demonstrated by investor interest in them.

The Fund also benefitted from its investments in residential Mortgage-Backed Securities ("MBS") Real Estate Investment Trusts ("REITs"), which comprised approximately 16% of the Fund's total assets. Annaly Capital, Hatteras Financial and MFA Financial were able to take advantage of attractive yields and low funding costs in the mortgage markets. This positive environment also enabled one of the Fund's private MBS REITs, Cypress Sharpridge, to successfully launch its initial public offering.

MARKET & FUND OUTLOOK

The financials sector still has many issues to face in the aftermath of the liquidity crisis, ranging from new regulations, ongoing writedowns, limitations on leverage, demands for transparency and widespread investor skepticism. Still, we believe the worst of the storm is likely behind us. In our opinion, companies can begin to turn their priorities from mere survival and capital hoarding to growth and the creation of shareholder value.

As we look forward, we expect an environment where specific company performance is more likely to be recognized. For many BDCs, we believe this trend should be positive, particularly for those with strong balance sheets and access to new capital. Loans and investments made today have attractive return/risk characteristics, and management teams active in this environment should be able to deliver positive results to their shareholders. Over time, BDCs can deliver differentiated private market returns and we believe FGB is well positioned to participate.

In recent quarters, the Fund's dividend has stabilized. It is an investment priority to maintain this dividend and position the Fund's portfolio in a manner that can open the door to future growth. At the same time, we balance this income objective with efforts to grow the Fund's NAV as well. To that end, we have added some newer positions in companies that can compound earnings and grow book value. Consistent with the Fund's stated objectives, we believe this strategy positions the Fund to pursue a substantial and growing dividend, alongside NAV growth.

----------
(1) Total return based on market value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in Common Share price. Past performance is not indicative of future results.

(2) Total return based on NAV is the combination of reinvested dividend distributions and reinvested capital gain distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share and does not reflect sales load. Past performance is not indicative of future results.

FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS (a)
NOVEMBER 30, 2009

  SHARES                          DESCRIPTION                           VALUE
----------   ----------------------------------------------------   ------------
COMMON STOCKS - 112.7%
             CAPITAL MARKETS - 81.7%
   616,806   Apollo Investment Corp. (b) (c) ....................   $  5,933,674
 1,098,733   Ares Capital Corp. (b) (c) .........................     12,767,277
   705,000   BlackRock Kelso Capital Corp. (b) (c) ..............      5,654,100
   237,366   Fifth Street Finance Corp. (b) (c) .................      2,319,066
   500,716   Gladstone Capital Corp. (b) (c) ....................      3,910,592
   183,333   Gladstone Investment Corp. (b) (c) .................        846,998
    50,500   GSC Investment Corp. (b) (c) .......................        109,080
   534,556   Hercules Technology Growth Capital, Inc. (b) (c) ...      5,265,377
   552,307   Kohlberg Capital Corp. (b) (c) .....................      2,651,074
    19,774   Main Street Capital Corp. (c) ......................        280,593
   228,600   MCG Capital Corp. (b) (c) (d) ......................        907,542
   603,700   MVC Capital, Inc. (b) (c) ..........................      6,290,554
   355,437   NGP Capital Resources Co. (b) (c) ..................      2,733,310
   657,541   Patriot Capital Funding, Inc. (b) (c) ..............      2,531,532
   735,000   PennantPark Investment Corp. (b) (c) ...............      6,232,800
   640,827   Prospect Capital Corp. (b) (c) .....................      6,972,198
   475,485   TICC Capital Corp. (b) (c) .........................      2,662,716
   113,601   Triangle Capital Corp. (b) (c) .....................      1,439,325
                                                                    ------------
                                                                      69,507,808
                                                                    ------------
             DIVERSIFIED FINANCIAL SERVICES - 8.1%
   187,500   Compass Diversified Holdings (b) ...................      2,088,750
    35,584   Financial Federal Corp .............................        964,326
   459,504   Medallion Financial Corp. (b) (c) ..................      3,795,503
                                                                    ------------
                                                                       6,848,579
                                                                    ------------
             HEALTH CARE EQUIPMENT & SUPPLIES - 0.4%
    26,100   Medical Action Industries, Inc. (d) ................        333,036
                                                                    ------------
             INSURANCE - 1.9%
         3   Berkshire Hathaway, Inc. - Class A (d) .............        301,800
    68,700   Fidelity National Financial, Inc.- Class A .........        954,243
     1,000   Wesco Financial Corp ...............................        341,000
                                                                    ------------
                                                                       1,597,043
                                                                    ------------
             REAL ESTATE INVESTMENT TRUSTS (REITS) - 20.6%
   224,500   Annaly Capital Management, Inc. (b) ................      4,133,045
   192,307   Cypress Sharpridge Investments, Inc. (e) ...........      2,519,222
   116,200   Cypress Sharpridge Investments, Inc. (b) ...........      1,522,220
    33,195   Hatteras Financial Corp. (b) .......................      1,015,767
   100,000   Hatteras Financial Corp. (b) (e) ...................      3,060,000
   420,000   MFA Financial, Inc. (b) ............................      3,179,400
   624,518   NorthStar Realty Finance Corp ......................      2,117,116
                                                                    ------------
                                                                      17,546,770
                                                                    ------------
             TOTAL COMMON STOCKS
                (Cost $148,871,491) .............................     95,833,236
                                                                    ------------

                       See Notes to Financial Statements

FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
NOVEMBER 30, 2009

  SHARES/
   UNITS                          DESCRIPTION                           VALUE
----------   ----------------------------------------------------   ------------
EXCHANGE-TRADED FUNDS - 3.6%
             CAPITAL MARKETS - 3.6%
    80,000   SPDR Barclays Capital High Yield Bond ETF...........   $  3,051,200
                                                                    ------------
             TOTAL EXCHANGE-TRADED FUNDS
                (Cost $2,665,961)................................      3,051,200
                                                                    ------------
CANADIAN INCOME TRUSTS - 0.0%
             OIL, GAS & CONSUMABLE FUELS - 0.0%
       100   ARC Energy Trust....................................          1,919
        81   Progress Energy Resources Corp......................            989
                                                                    ------------
             TOTAL CANADIAN INCOME TRUSTS
                (Cost $3,343)....................................          2,908
                                                                    ------------
WARRANTS - 0.1%
             REAL ESTATE INVESTMENT TRUST (REIT) - 0.1%
   576,923   Cypress Sharpridge Investments, Inc., expires
                04/30/11 with an exercise price of $11 per
                share (d) (e) (f)................................        128,423
                                                                    ------------
             TOTAL WARRANTS
                (Cost $0)........................................        128,423
                                                                    ------------
             TOTAL INVESTMENTS - 116.4%
                (Cost $151,540,795) (g)..........................     99,015,767
             OUTSTANDING LOAN - (16.9)%..........................    (14,350,000)
             NET OTHER ASSETS AND LIABILITIES - 0.5%.............        403,600
                                                                    ------------
             NET ASSETS - 100.0%.................................   $ 85,069,367
                                                                    ============

----------
(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b) All or a portion of this security is serving as collateral on the outstanding loan.

(c)  Business Development Company.

(d)  Non-income producing security.

(e) This security, sold within the terms of a private placement memorandum, is exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. (See Note 2C-Restricted Securities in the Notes to Financial Statements).

(f) Security is fair valued in accordance with procedures adopted by the Fund's Board of Trustees.

(g) Aggregate cost for federal income tax purposes is $155,657,438. As of November 30, 2009, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $5,498,165 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $62,139,836.

                        See Notes to Financial Statements

FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
NOVEMBER 30, 2009

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of November 30, 2009 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                            LEVEL 2        LEVEL 3
                                 TOTAL        LEVEL 1     SIGNIFICANT    SIGNIFICANT
                                VALUE AT       QUOTED      OBSERVABLE   UNOBSERVABLE
                               11/30/2009      PRICES        INPUTS        INPUTS
                              -----------   -----------   -----------   ------------
Common Stocks * ...........   $95,833,236   $95,833,236    $     --          $--
Exchange-Traded Funds * ...     3,051,200     3,051,200          --           --
Canadian Income Trusts * ..         2,908         2,908          --           --
Warrants * ................       128,423            --     128,423           --
                              -----------   -----------    --------          ---
TOTAL INVESTMENTS .........   $99,015,767   $98,887,344    $128,423          $--
                              ===========   ===========    ========          ===

*    See Portfolio of Investments for industry breakout.

The following table presents the Fund's investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period presented.

INVESTMENTS AT FAIR VALUE                             TRANSFERS    NET UNREALIZED
USING SIGNIFICANT UNOBSERVABLE     BALANCE AS OF       IN (OUT)     APPRECIATION      BALANCE AS OF
INPUTS (LEVEL 3)                 NOVEMBER 30, 2008    OF LEVEL 3   (DEPRECIATION)   NOVEMBER 30, 2009
------------------------------   -----------------   -----------   --------------   -----------------
Common Stocks ................       $2,419,222      $(2,519,222)     $100,000             $--
Warrants .....................               --         (128,423)      128,423              --
                                     ----------      -----------      --------             ---
Total Investments ............       $2,419,222      $(2,647,645)     $228,423             $--
                                     ==========      ===========      ========             ===

                        See Notes to Financial Statements

FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 2009

ASSETS:
Investments, at value
   (Cost $151,540,795) ................................................   $  99,015,767
Cash ..................................................................       2,516,469
Prepaid expenses ......................................................           6,624
Receivables:
Dividends .............................................................         323,037
Interest ..............................................................              21
                                                                          -------------
      Total Assets ....................................................     101,861,918
                                                                          -------------
LIABILITIES:
Outstanding loan ......................................................      14,350,000
Payables:
      Distributions to Common Shareholders ............................       1,992,387
      Investment advisory fees ........................................          81,012
      Audit and tax fees ..............................................          49,200
      Printing fees ...................................................          34,691
      Interest and fees due on loan ...................................          20,852
      Legal fees ......................................................          11,983
      Administrative fees .............................................           8,333
      Trustees' fees and expenses .....................................           6,711
      Transfer agent fees .............................................           5,179
      Custodian fees ..................................................           2,482
Other liabilities .....................................................         229,721
                                                                          -------------
      Total Liabilities ...............................................      16,792,551
                                                                          -------------
NET ASSETS ............................................................   $  85,069,367
                                                                          =============
NET ASSETS CONSIST OF:
Paid-in capital .......................................................   $ 267,581,726
Par value .............................................................         142,313
Accumulated net investment income (loss) ..............................      (1,992,387)
Net unrealized appreciation (depreciation) of investments .............     (52,525,028)
Accumulated net realized gain (loss) on investments ...................    (128,137,257)
                                                                          -------------
NET ASSETS ............................................................   $  85,069,367
                                                                          =============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share) ..   $        5.98
                                                                          =============
Number of Common Shares outstanding (unlimited number of Common
   Shares has been authorized) ........................................      14,231,333
                                                                          =============

                       See Notes to Financial Statements

FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED NOVEMBER 30, 2009

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $22) ....................   $ 10,680,428
Interest .............................................................         10,884
                                                                         ------------
   Total investment income ...........................................     10,691,312
                                                                         ------------
EXPENSES:
Investment advisory fees .............................................        805,321
Interest and fees on loan ............................................        242,023
Legal fees ...........................................................        134,060
Administration fees ..................................................         99,997
Printing fees ........................................................         95,897
Audit and tax fees ...................................................         51,163
Trustees' fees and expenses ..........................................         38,405
Transfer agent fees ..................................................         36,646
Custodian fees .......................................................         15,177
Other ................................................................         46,102
                                                                         ------------
   Total expenses ....................................................      1,564,791
                                                                         ------------
NET INVESTMENT INCOME (LOSS) .........................................      9,126,521
                                                                         ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments ..............................    (40,464,711)
                                                                         ------------
Net change in unrealized appreciation (depreciation) on investments ..     60,809,817
                                                                         ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ..............................     20,345,106
                                                                         ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ......   $ 29,471,627
                                                                         ============

                        See Notes to Financial Statements

FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                       YEAR ENDED       YEAR ENDED
                                                                       11/30/2009       11/30/2008
                                                                      ------------    -------------
OPERATIONS:
Net investment income (loss) ......................................   $  9,126,521    $  14,462,089
Net realized gain (loss) ..........................................    (40,464,711)     (80,922,293)
Net change in unrealized appreciation (depreciation) ..............     60,809,817      (45,371,825)
                                                                      ------------    -------------
Net increase (decrease) in net assets resulting from operations ...     29,471,627     (111,832,029)
                                                                      ------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income .............................................     (7,773,176)     (17,995,120)
Return of capital .................................................       (836,780)      (1,293,149)
                                                                      ------------    -------------
Total distributions to shareholders ...............................     (8,609,956)     (19,288,269)
                                                                      ------------    -------------
CAPITAL TRANSACTIONS:
Proceeds from Common Shares reinvested ............................             --        2,172,230
Offering costs ....................................................             --           85,301
                                                                      ------------    -------------
Net increase (decrease) in net assets resulting from capital
   transactions ...................................................             --        2,257,531
                                                                      ------------    -------------
Total increase (decrease) in net assets ...........................     20,861,671     (128,862,767)
NET ASSETS:
Beginning of period ...............................................     64,207,696      193,070,463
                                                                      ------------    -------------
End of period .....................................................   $ 85,069,367    $  64,207,696
                                                                      ============    =============
Accumulated net investment income (loss) at end of period .........   $ (1,992,387)   $  (3,557,834)
                                                                      ============    =============
CAPITAL TRANSACTIONS WERE AS FOLLOWS:
Common Shares at beginning of period ..............................     14,231,333       14,064,166
Common Shares issued as reinvestment under the Dividend
   Reinvestment Plan ..............................................             --          167,167
                                                                      ------------    -------------
Common Shares at end of period ....................................     14,231,333       14,231,333
                                                                      ============    =============

                       See Notes to Financial Statements

FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED NOVEMBER 30, 2009

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations ..................   $ 29,471,627
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
   Purchases of investments ...........................................    (23,113,036)
   Sales of investments ...............................................     18,076,896
   Net realized gain/loss on investments ..............................     40,464,711
   Net change in unrealized appreciation/depreciation on investments ..    (60,809,817)
CHANGES IN ASSETS AND LIABILITIES:
   Increase in dividends receivable ...................................         (1,712)
   Increase in interest receivable ....................................            (21)
   Increase in prepaid expenses .......................................         (2,794)
   Decrease in interest and fees on loan ..............................       (131,497)
   Increase in investment advisory fees payable .......................         14,932
   Increase in printing fees payable ..................................          8,427
   Decrease in legal fees payable .....................................         (3,047)
   Decrease in custodian fees payable .................................         (1,100)
   Decrease in Trustees' fees and expenses payable ....................           (777)
   Increase in transfer agent fees payable ............................          2,656
   Increase in accrued expenses and other liabilities .................        228,220
                                                                          ------------
CASH PROVIDED BY OPERATING ACTIVITIES .................................                  $ 4,203,668
                                                                                         -----------
CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions to Common Shareholders from net investment income .......     (9,338,622)
Return of capital distributions .......................................       (836,780)
Issuances of loan .....................................................      5,000,000
Repayments of loan ....................................................     (2,100,000)
                                                                          ------------
CASH USED IN FINANCING ACTIVITIES .....................................                   (7,275,402)
                                                                                         -----------
Decrease in cash ......................................................                   (3,071,734)
Cash at beginning of period ...........................................                    5,588,203
                                                                                         -----------
CASH AT END OF PERIOD .................................................                  $ 2,516,469
                                                                                         ===========
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest and fees .....................                  $   373,520
                                                                                         ===========


                       See Notes to Financial Statements

FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                             YEAR           YEAR           PERIOD
                                                             ENDED         ENDED           ENDED
                                                          11/30/2009   11/30/2008(h)   11/30/2007(a)
                                                          ----------   -------------   -------------
Net asset value, beginning of period ..................     $  4.51       $ 13.73         $  19.10(b)
                                                            -------       -------         --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ..........................        0.65          1.02             0.70
Net realized and unrealized gain (loss) ...............        1.43         (8.88)           (5.32)
                                                            -------       -------         --------
Total from investment operations ......................        2.08         (7.86)           (4.62)
                                                            -------       -------         --------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income .................................       (0.55)        (1.27)           (0.71)
Return of capital .....................................       (0.06)        (0.09)              --
                                                            -------       -------         --------
Total from distributions ..............................       (0.61)        (1.36)           (0.71)
                                                            -------       -------         --------
Common Shares offering costs charged to paid-in
   capital ............................................          --            --            (0.04)
                                                            -------       -------         --------
Net asset value, end of period ........................     $  5.98       $  4.51         $  13.73
                                                            =======       =======         ========
Market value, end of period ...........................     $  5.43       $  3.29         $  14.23
                                                            =======       =======         ========
TOTAL RETURN BASED ON NET ASSET VALUE (c) (d) .........       56.00%       (61.38)%         (24.53)%
                                                            =======       =======         ========
TOTAL RETURN BASED ON MARKET VALUE (d) (e) ............       94.18%       (72.80)%         (25.36)%
                                                            =======       =======         ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ..................     $85,069       $64,208         $193,070
Ratio of total expenses to average net assets .........        2.29%         2.72%            1.99%(f)
Ratio of total expenses to average net assets
   excluding interest expense and fees ................        1.94%         1.73%            1.41%(f)
Ratio of net investment income to average net assets ..       13.36%         9.53%            8.64%(f)
Portfolio turnover rate ...............................          20%           15%               3%
INDEBTEDNESS:
Loan outstanding (in 000's) ...........................     $14,350       $11,450         $ 36,000
Asset coverage per $ 1,000 of indebtedness (g) ........     $ 6,928       $ 6,608         $  6,363

----------
(a) Initial seed date of April 23, 2007. The Fund commenced operations on May 25, 2007.

(b)  Net of sales load of $0.90 per share on initial offering.

(c) Total return based on net asset value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in net asset value per share and does not reflect sales load.

(d)  Total return is not annualized for periods less than one year.

(e) Total return based on market value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in Common Share price.

(f)  Annualized.

(g) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the loan outstanding) and dividing by the outstanding loan balance in 000's.

(h) On July 29, 2008, Confluence Investment Management LLC became the sub-advisor to the Fund.

                        See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

         FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                               NOVEMBER 30, 2009

                               1. FUND DESCRIPTION

First Trust Specialty Finance and Financial Opportunities Fund (the "Fund") is a non-diversified, closed-end management investment company organized as a Massachusetts business trust on March 20, 2007, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FGB on the New York Stock Exchange ("NYSE").

The Fund's primary investment objective is to seek a high level of current income. The Fund seeks attractive total return as a secondary objective. Under normal market conditions, the Fund invests at least 80% of its Managed Assets in a portfolio of securities of specialty finance and other financial companies that Confluence Investment Management LLC ("Confluence" or the "Sub-Advisor") believes offer attractive opportunities for income and capital appreciation. Under normal market conditions, the Fund concentrates its investments in securities of companies within industries in the financial sector. "Managed Assets" means the average daily gross asset value of the Fund (including assets attributable to the principal amount of borrowings) minus the sum of the Fund's accrued and unpaid dividends and accrued liabilities (other than the principal amount of any borrowings incurred by the Fund). There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund's Board of Trustees. A majority of the Fund's assets are valued using market information supplied by third parties. In the event that market quotations are not readily available, the pricing service does not provide a valuation for a particular asset, or the valuations are deemed unreliable, the Fund's Board of Trustees has designated First Trust Advisors L.P. ("First Trust") to use a fair value method to value the Fund's securities and investments. Additionally, if events occur after the close of the principal markets for particular securities (e.g., domestic debt and foreign securities), but before the Fund values its as sets, that could materially affect NAV, First Trust may use a fair value method to value the Fund's securities and investments. The use of fair value pricing by the Fund is governed by valuation procedures adopted by the Fund's Board of Trustees and in accordance with the provisions of the 1940 Act.

Portfolio securities listed on any exchange other than the NASDAQ National Market ("NASDAQ") are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the closing bid prices. Short-term investments that mature in less than 60 days when purchased are valued at amortized cost.

         FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                               NOVEMBER 30, 2009

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

     -    Level 1 - Level 1 inputs are quoted prices in active markets for identical securities. An active market is a market in which transactions for the security occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

     -    Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

                    -    Quoted prices for similar securities in active markets.

                    - Quoted prices for identical or similar securities in markets that are non-active. A non-active market is a market where there are few transactions for the security, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

                    - Inputs other than quoted prices that are observable for the security (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).


                    - Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

     -    Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the security.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund's investments as of November 30, 2009, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

The Fund may hold real estate investment trusts ("REITS"). Distributions from such investments may include a return of capital component from the REIT to the extent of the cost basis of such REIT investments. The actual character of amounts received during the year is not known until after the fiscal year end. The Fund records the character of distributions received from the REITs during the year based on estimates available. The Fund's characterization may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

The Fund may also hold business development companies ("BDCs"), exchange-traded funds ("ETFs") and Canadian income trusts ("ClTs"). The tax character of distributions received from these securities may vary when reported by the issuer after their tax reporting periods conclude.

C. RESTRICTED SECURITIES:

The Fund invests in restricted securities, which are securities that cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended (the "1933 Act"). Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A of the 1933 Act. As of November 30, 2009, the Fund held restricted securities as shown in the following table. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation footnote (Note
2A) and are not expressed as a discount to the carrying value of comparable unrestricted securities.

                           ACQUISITION   SHARES/                                            % OF
SECURITY                       DATE       UNITS     PRICE   CARRYING COST      VALUE     NET ASSETS
--------                   -----------   -------   ------   -------------   ----------   ----------
Cypress Sharpridge           5/19/08     192,307   $13.10     $2,999,989    $2,519,222      2.96%
   Investments, Inc.
Cypress Sharpridge
   Investments, Inc.,
   Warrants                  5/19/08     576,923       --             --       128,423      0.15
Hatteras Financial Corp.     1/29/08     100,000    30.60      2,400,000     3,060,000      3.60
                                                              ----------    ----------      ----
                                                              $5,399,989    $5,707,645      6.71%
                                                              ==========    ==========      ====

         FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                               NOVEMBER 30, 2009

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from net investment income, if any, of the Fund are declared and paid quarterly or as the Board of Trustees may determine from time to time. Distributions of any net capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. Permanent differences incurred during the fiscal year ended November 30, 2009 resulting in book and tax accounting differences have been reclassified at year end to reflect an increase in accumulated net investment income of $212,102, and a decrease to paid-in capital of $212,102. Net assets were not affected by this reclassification.

The tax character of distributions paid during the fiscal years ended November 30, 2009 and November 30, 2008 was as follows:

Distributions paid from:

                          2009          2008
                       ----------   -----------
Ordinary Income ....   $7,773,176   $17,995,120
Return of Capital ..      836,780     1,293,149

As of November 30, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income ...............   $          --
Net Unrealized Appreciation (Depreciation) ..     (56,641,671)
Accumulated Capital and Other Losses ........    (124,020,614)

E. INCOME TAXES:

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At November 30, 2009, the Fund had a capital loss carryforward for federal income tax purposes of $123,554,849 with $5,166,354, $62,747,095 and $55,641,400 expiring on November
30, 2015, 2016 and 2017, respectively.

Certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended November 30, 2009, the Fund intends to elect to defer net realized capital losses of $465,765 incurred between November 1, 2009 through November 30, 2009.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2009, 2008 and 2007 remain open to federal and state audit. As of November 30, 2009, management has evaluated the application of these standards to the Fund, and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax provisions.

F. EXPENSES:

The Fund pays all expenses directly related to its operations.

G. ORGANIZATION AND OFFERING COSTS:

Organization costs consisted of costs incurred to establish the Fund and enable it to legally do business. These costs included filing fees, listing fees, legal services pertaining to the organization of the business and audit fees relating to the initial registration and auditing the initial statement of assets and liabilities, among other fees. Offering costs consisted of legal fees pertaining to the Fund's Common Shares offered for sale, registration fees, underwriting fees, and printing of the initial prospectus, among other fees. First Trust and Gallatin Asset Management, Inc., the Fund's prior sub-advisor, paid all organization costs and all offering costs of the Fund (other than sales load) that exceeded $0.04 per Common Share. The Fund's share of Common Share offering costs, $561,210, was recorded as a reduction of the

         FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                               NOVEMBER 30, 2009

proceeds from the sale of Common Shares during the fiscal period ended November 30, 2007. During the fiscal year ended November 30, 2008, it was determined that actual offering costs were less than the estimated offering costs by $85,301. Therefore, paid-in-capital was increased by that amount for the fiscal year ended November 30, 2008, as reflected in the Statements of Changes in Net Assets.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. First Trust serves as investment advisor to the Fund pursuant to an Investment Management Agreement. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund's Managed Assets.

Confluence serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a monthly portfolio management fee calculated at an annual rate of 0.50% of Managed Assets that is paid by First Trust from its investment advisory fee.

PNC Global Investment Servicing (U.S.) Inc., an indirect majority-owned subsidiary of The PNC Financial Services Group, Inc., serves as the Fund's Administrator, Fund Accountant and Transfer Agent in accordance with certain fee arrangements. PFPC Trust Company, also an indirect, majority-owned subsidiary of The PNC Financial Services Group, Inc., serves as the Fund's Custodian in accordance with certain fee arrangements.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid an annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an annual retainer of $7,500 per trust for each additional trust in the First Trust Fund Complex. The annual retainer is allocated equally among each of the trusts. No additional meeting fees are paid in connection with board or committee meetings.

Additionally, the Lead Independent Trustee is paid $10,000 annually, the Chairman of the Audit Committee is paid $5,000 annually, and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee are paid $2,500 annually to serve in such capacities, with such compensation paid by the trusts in the First Trust Fund Complex and divided among those trusts. Trustees are also reimbursed by the trusts in the First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee chairman served two-year terms which ended on December 31, 2009, before rotating to serve as a chairman of another committee or as Lead Independent Trustee. The officers and "Interested" Trustee receive no compensation from the Fund for serving in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investment securities, excluding U.S. government and short-term investments, for the year ended November 30, 2009, were $22,204,608 and $15,858,878, respectively.

                                   5. LEVERAGE

On September 12, 2008, the Fund entered into a Credit Agreement and a Credit Annex thereto with Credit Suisse Securities (USA) LLC, which currently provides for an uncommitted credit facility to be used as leverage for the Fund (the "Credit Suisse Facility"). The Credit Suisse Facility provides for a secured, uncommitted line of credit for the Fund, where Fund assets are pledged against advances made to the Fund. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an "asset coverage " of at least 300% (33 1/3% of the Fund's total assets after borrowings). The total amount of loans that may be outstanding at any one time under the Credit Suisse Facility is $70,000,000. For the year ended November 30, 2009, the daily average amount outstanding under the Credit Suisse Facility was $12,237,123. The high and low annual interest rates during the year ended November 30, 2009 were 3.41% and 1.73%, respectively, and the weighted-average interest rate was 1.89%. The interest rate at November 30, 2009 was 1.74%.

                               6. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

         FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                               NOVEMBER 30, 2009

                             7. RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the equity market, or when political or economic events affecting the issuers occur. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

FINANCIAL SECTOR CONCENTRATION RISK: Under normal market conditions, the Fund will invest at least 25% of its total assets in securities of companies within industries in the financial sector. A fund concentrated in a single industry or sector is likely to present more risks than a fund that is broadly diversified over several industries or groups of industries. Compared to the broad market, an individual sector may be more strongly affected by changes in the economic climate, broad market shifts, moves in a particular dominant stock, or regulatory changes. Specialty finance and other financial companies in general are subject to extensive government regulation, which may change frequently.
The profitability of specialty finance and other financial companies is largely dependent upon the avail ability and cost of capital funds, and may fluctuate significantly in response to changes in interest rates, as well as changes in general economic conditions. From time to time, severe competition may also affect the profitability of specialty finance and other financial companies. Financial companies can be highly dependent upon access to capital markets and any impediments to such access, such as general economic conditions or a negative perception in the capital markets of a company's financial condition or prospects, could adversely affect its business. Leasing companies can be negatively impacted by changes in tax laws which affect the types of transactions in which such companies engage.

BUSINESS DEVELOPMENT COMPANY ("BDC") RISK: Investments in closed-end funds that elect to be treated as BDCs may be subject to a high degree of risk. BDCs typically invest in small and medium-sized private and certain public companies that may not have access to public equity markets or capital raising. As a result, a BDC's portfolio typically will include a substantial amount of securities purchased in private placements, and its portfolio may carry risks similar to those of a private equity or venture capital fund. Securities that are not publicly registered may be difficult to value and may be difficult to sell at a price representative of their intrinsic value. Investments in BDCs are subject to various risks, including management's ability to meet the BDC's investment objective, and to manage the BDC's portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors' perceptions regarding a BDC or its underlying investments change.
BDC shares are not redeemable at the option of the BDC shareholder and, as with shares of other closed-end funds, they may trade in the secondary market at a discount to their NAV.

REIT, MORTGAGE-RELATED AND ASSET-BACKED SECURITIES RISKS: Investing in REITs involves certain unique risks in addition to investing in the real estate industry in general. REITs are subject to interest rate risk (especially mortgage REITs) and the risk of default by lessees or borrowers. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by the ability of the issuers of its portfolio of mortgages to repay their obligations. REITs whose underlying assets are concentrated in properties used by a particular industry are also subject to risks associated with such industry. REITs may have limited financial resources, their securities may trade less frequently and in a limited volume, and their securities may be subject to more abrupt or erratic price movements than larger company securities.

In addition to REITs, the Fund may invest in a variety of other mortgage-related securities, including commercial mortgage securities and other mortgage-backed instruments. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates, and may reduce the market value of the securities. In addition, mortgage-related securities are subject to prepayment risk, the risk that borrowers may pay off their mortgages sooner than expected, particularly when interest rates decline. This can reduce the Fund's returns because the Fund may have to reinvest that money at lower prevailing interest rates.

The Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

         FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                               NOVEMBER 30, 2009

LEVERAGE RISK: The use of leverage results in additional risks and can magnify the effect of any losses. The funds borrowed pursuant to a leverage borrowing program constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The rights of lenders to receive payments of interest on and repayments of principal on any borrowings made by the Fund under a leverage borrowing program are senior to the rights of holders of Common Shares with respect to the payment of dividends or upon liquidation. If the Fund is not in compliance with certain credit facility provisions, the Fund may not be permitted to declare dividends or other distributions or purchase Common Shares.

NON-DIVERSIFICATION RISK: Because the Fund is non-diversified, it is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. Because the Fund may invest a relatively high percentage of its assets in a limited number of issuers, the Fund may be more susceptible to any single economic, political or regulatory occurrence and to the financial conditions of the issuers in which it invests.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through January 26, 2010, the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND:

We have audited the accompanying statement of assets and liabilities of First Trust Specialty Finance and Financial Opportunities Fund (the "Fund"), including the portfolio of investments, as of November 30, 2009, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2009 by correspondence with the Fund's custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Trust Specialty Finance and Financial Opportunities Fund as of November 30, 2009, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/S/(DELOITTE & TOUCHE LLP)

Chicago, Illinois
January 26, 2010

ADDITIONAL INFORMATION

         FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                         NOVEMBER 30, 2009 (UNAUDITED)

                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by PNC Global Investment Servicing (U.S.) Inc. (the "Plan Agent"), in additional
Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

     (1) If Common Shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.

     (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (800) 331-1710, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized, although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing PNC Global Investment Servicing (U.S.) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

         FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                         NOVEMBER 30, 2009 (UNAUDITED)

                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                                 TAX INFORMATION

Of the ordinary income (including short-term capital gain, if applicable) distributions made by the Fund during the year ended November 30, 2009, 4.02% qualified for the corporate dividends received deduction available to corporate shareholders.

The Fund hereby designates as qualified dividend income distributions 4.03% of ordinary income distributions (including short-term capital gains, if applicable), for the fiscal year ended November 30, 2009.

                         NYSE CERTIFICATION INFORMATION

In accordance with Section 303A-12 of the New York Stock Exchange ("NYSE") Listed Company Manual, the Fund's President has certified to the NYSE that, as of June 16, 2009, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund's reports to the SEC on Forms N-CSR, N-CSRS and N-Q contain certifications by the Fund's principal executive officer and principal financial officer that relate to the Fund's public disclosure in such reports and are required by Rule 30a-2 under the 1940 Act.

                 SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Joint Annual Meeting of Shareholders of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II, First Trust Tax-Advantaged Preferred Income Fund, First Trust Specialty Finance and Financial Opportunities Fund and First Trust Active Dividend Income Fund, was held on April 16, 2009. At the Annual Meeting, Trustees Richard E. Erickson and Thomas R. Kadlec were elected by the holders of Common Shares of the Fund as Class II Trustees for three-year terms expiring at the Fund's annual meeting of shareholders in 2012. The number of votes cast in favor of Dr. Erickson was 13,407,180, the number of votes against was 449,823 and the number of abstentions was 374,330. The number of votes cast in favor of Mr. Kadlec was 13,389,221, the number of votes against was 467,782 and the number of abstentions was 374,330. James A. Bowen, Robert F. Keith and Niel B. Nielson are the current and continuing Trustees.

BOARD OF TRUSTEES AND OFFICERS

         FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                         NOVEMBER 30, 2009 (UNAUDITED)

Information pertaining to Trustees and Officers of the Fund is set forth below.

                                                                                                     NUMBER OF
                                                                                                   PORTFOLIOS IN
                                                                                                  THE FIRST TRUST        OTHER
                                                                                                    FUND COMPLEX    TRUSTEESHIPS OR
 NAME, ADDRESS, DATE OF BIRTH      TERM OF OFFICE AND          PRINCIPAL OCCUPATIONS                  OVERSEEN       DIRECTORSHIPS
  AND POSITION WITH THE FUND      LENGTH OF SERVICE(1)          DURING PAST 5 YEARS                  BY TRUSTEE     HELD BY TRUSTEE
-----------------------------   -----------------------   -------------------------------------   ---------------   ---------------
                                                        INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee    -  Three Year Term        Physician; President, Wheaton                  61         None
c/o First Trust Advisors L.P.   -  Since Fund Inception   Orthopedics; Co-owner and Co-Director
120 E. Liberty Drive,                                     (January 1996 to May 2007), Sports
Suite 400                                                 Med Center for Fitness; Limited
Wheaton, IL 60187                                         Partner, Gundersen Real Estate
D.OB.: 04/51                                              Partnership; Limited Partner,
                                                          Sportsmed LLC
Thomas R. Kadlec, Trustee       -  Three Year Term        Senior Vice President and Chief                61         Director of ADM
c/o First Trust Advisors L.P.   -  Since Fund Inception   Financial Officer (May 2007 to                            Investor
120 E. Liberty Drive,                                     Present), Vice President and Chief                        Service, Inc.
Suite 400                                                 Financial Officer (1990 to May 2007),                     and ADM
Wheaton, IL 60187                                         ADM Investor Services, Inc. (Futures                      Investor
D.O.B.: 11/57                                             Commission Merchant)                                      Services
                                                                                                                    International
Robert F. Keith, Trustee        -  Three Year Term        President (2003 to Present), Hibs              61         None
c/o First Trust Advisors L.P.   -  Since June 2006        Enterprises (Financial and Management
120 E. Liberty Drive,                                     Consulting)
Suite 400
Wheaton, IL 60187
D.O.B.: 11/56

----------
(1) Currently, Robert F. Keith, is serving as a trustee until the Fund's 2011 annual meeting of shareholders. Richard E. Erickson and Thomas R. Kadlec, are each serving as trustees until the Fund's 2012 annual meeting of shareholders. James A. Bowen and Niel B. Nielson, are each serving as trustees until the Fund's 2010 annual meeting of shareholders. Officers of the Fund have an indefinite term.

         FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                          NOVEMBER 30, 2009 (UNAUDITED)

                                                                                                     NUMBER OF
                                                                                                   PORTFOLIOS IN
                                                                                                  THE FIRST TRUST        OTHER
                                                                                                    FUND COMPLEX    TRUSTEESHIPS OR
 NAME, ADDRESS, DATE OF BIRTH      TERM OF OFFICE AND          PRINCIPAL OCCUPATIONS                  OVERSEEN       DIRECTORSHIPS
  AND POSITION WITH THE FUND      LENGTH OF SERVICE(1)          DURING PAST 5 YEARS                  BY TRUSTEE     HELD BY TRUSTEE
-----------------------------   -----------------------   -------------------------------------   ---------------   ---------------
                                                 INDEPENDENT TRUSTEE - (CONTINUED)
Niel B. Nielson, Trustee        -  Three Year Term        President (June 2002 to Present),              61         Director of
c/o First Trust Advisors L.P.   -  Since Fund Inception   Covenant College                                          Covenant
120 E. Liberty Drive,                                                                                               Transport Inc.
Suite 400
Wheaton, IL 60187
D.O.B.: 03/54
                                                        INTERESTED TRUSTEES
James A. Bowen(2), Trustee,     -  Three Year Trustee     President, First Trust Advisors L.P.           61         Trustee of
President, Chairman of the         Term and Indefinite    and First Trust Portfolios L.P.;                          Wheaton College
Board and CEO                      Officer Term           Chairman of the Board of Directors,
120 E. Liberty Drive,           -  Since Fund Inception   BondWave LLC (Software Development
Suite 400                                                 Company/Investment Advisor) and
Wheaton, IL 60187                                         Stonebridge Advisors LLC (Investment
D.O.B.: 09/55                                             Advisor)

    NAME, ADDRESS           POSITION AND OFFICES           TERM OF OFFICE AND           PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH               WITH FUND                LENGTH OF SERVICE             DURING PAST 5 YEARS
---------------------   ----------------------------   -------------------------   -------------------------------
                                         OFFICERS WHO ARE NOT TRUSTEES (3)
Mark R. Bradley         Treasurer, Controller, Chief   -  Indefinite Term          Chief Financial Officer, First
120 E. Liberty Drive,   Financial Officer and Chief    -  Since Fund Inception     Trust Advisors L.P. and First
Suite 400               Accounting Officer                                         Trust Portfolios L.P.; Chief
Wheaton, IL 60187                                                                  Financial Officer, BondWave LLC
D.O.B.: 11/57                                                                      (Software Development
                                                                                   Company/Investment Advisor) and
                                                                                   Stonebridge Advisors LLC
                                                                                   (Investment Advisor)

----------
(1) Currently, Robert F. Keith, is serving as a trustee until the Fund's 2011 annual meeting of shareholders. Richard E. Erickson and Thomas R. Kadlec, are each serving as trustees until the Fund's 2012 annual meeting of shareholders. James A. Bowen and Niel B. Nielson, are each serving as trustees until the Fund's 2010 annual meeting of shareholders. Officers of the Fund have an indefinite term.

(2) Mr. Bowen is deemed an "interested person" of the Fund due to his position as President of First Trust Advisors L.P., investment advisor of the Fund.

(3) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

         FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                         NOVEMBER 30, 2009 (UNAUDITED)

    NAME, ADDRESS           POSITION AND OFFICES           TERM OF OFFICE AND           PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH               WITH FUND                LENGTH OF SERVICE             DURING PAST 5 YEARS
---------------------   ----------------------------   -------------------------   -------------------------------
                                  OFFICERS WHO ARE NOT TRUSTEES(3) - (CONTINUED)
Erin E. Chapman         Assistant Secretary            -  Indefinite Term          Assistant General Counsel
120 E. Liberty Drive,                                  -  Since June 2009          (October 2007 to Present),
Suite 400                                                                          Associate Counsel (March 2006
Wheaton, IL 60187                                                                  to October 2007), First Trust
D.O.B.: 08/76                                                                      Advisors L.P. and First Trust
                                                                                   Portfolios L. P.; Associate
                                                                                   Attorney (November 2003 to
                                                                                   March 2006), Doyle & Bolotin,
                                                                                   Ltd.
James M. Dykas          Assistant Treasurer            -  Indefinite Term          Senior Vice President (April
120 E. Liberty Drive,                                  -  Since Fund Inception     2007 to Present), Vice
Suite 400                                                                          President (January 2005 to
Wheaton, IL 60187                                                                  April 2007), First Trust
D.O.B.: 01/66                                                                      Advisors L.P. and First Trust
                                                                                   Portfolios L.P.
Christopher Fallow      Assistant Vice President       -  Indefinite Term          Assistant Vice President
120 E. Liberty Drive,                                  -  Since Fund Inception     (August 2006 to Present),
Suite 400                                                                          Associate (January 2005 to
Wheaton, IL 60187                                                                  August 2006), First Trust
D.O.B.: 04/79                                                                      Advisors L.P. and First Trust
                                                                                   Portfolios L.P.

----------
(3) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

         FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                         NOVEMBER 30, 2009 (UNAUDITED)

    NAME, ADDRESS           POSITION AND OFFICES           TERM OF OFFICE AND           PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH               WITH FUND                LENGTH OF SERVICE             DURING PAST 5 YEARS
---------------------   ----------------------------   -------------------------   -------------------------------
                                  OFFICERS WHO ARE NOT TRUSTEES(3) - (CONTINUED)
W. Scott Jardine        Secretary and Chief            -  Indefinite Term          General Counsel, First Trust
120 E. Liberty Drive,   Compliance Officer             -  Since Fund Inception     Advisors L.P., First Trust
Suite 400                                                                          Portfolios L.P. and BondWave
Wheaton, IL 60187                                                                  LLC (Software Development
D.O.B.: 05/60                                                                      Company/ Investment Advisor);
                                                                                   Secretary of Stonebridge
                                                                                   Advisors LLC (Investment
                                                                                   Advisor)
Daniel J. Lindquist     Vice President                 -  Indefinite Term          Senior Vice President
120 E. Liberty Drive,                                  -  Since Fund Inception     (September 2005 to Present),
Suite 400                                                                          Vice President (April 2004 to
Wheaton, IL 60187                                                                  September 2005), First Trust
D.O.B.: 02/70                                                                      Advisors L.P. and First Trust
                                                                                   Portfolios L.P.
Coleen D. Lynch         Assistant Vice President       -  Indefinite Term          Assistant Vice President
120 E. Liberty Drive,                                  -  Since July 2008          (January 2008 to Present),
Suite 400                                                                          First Trust Advisors L.P. and
Wheaton, IL 60187                                                                  First Trust Portfolios L.P.;
D.O.B.: 07/58                                                                      Vice President (May 1998 to
                                                                                   January 2008), Van Kampen
                                                                                   Asset Management and Morgan
                                                                                   Stanley Investment Management
Kristi A. Maher         Assistant Secretary and Deputy -  Indefinite Term          Deputy General Counsel (May
120 E. Liberty Drive,   Chief Compliance Officer       -  Assistant Secretary      2007 to Present), Assistant
Suite 400                                                 since Fund Inception     General Counsel (March 2004 to
Wheaton, IL 60187                                         and Deputy Chief         May 2007), First Trust
D.O.B.: 12/66                                             Compliance Officer       Advisors L.P. and First Trust
                                                          since November 2009      Portfolios L.P.

----------
(3) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

PRIVACY POLICY

         FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                               NOVEMBER 30, 2009

                                 PRIVACY POLICY

The open-end and closed-end funds advised by First Trust Advisors L.P. (each a "Fund") consider your privacy an important priority in maintaining our relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We may collect nonpublic personal information about you from the following sources:

     - Information we receive from you or your broker-dealer, investment adviser or financial representative through interviews, applications, agreements or other forms;

     -    Information about your transactions with us, our affiliates or others;

     - Information we receive from your inquiries by mail, e-mail or telephone; and

     - Information we collect on our website through the use of "cookies." For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. The permitted uses include the disclosure of such information to unaffiliated companies for the following reasons:

     - In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives and printers.

     - We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information with affiliates of the Fund. Please note, however, that the California Financial Information Privacy Act contains an "opt out" mechanism that California consumers may use to prevent us from sharing nonpublic personal information with affiliates.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, the Fund restricts access to your nonpublic personal information to those individuals who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time; however, if we do change it, we will tell you promptly.

For questions about our policy, or for additional copies of this notice, please contact us at (800) 621-1675.

                      This Page Left Blank Intentionally.

(FIRST TRUST LOGO)

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISOR
Confluence Investment Management LLC
349 Marshall Avenue, Suite 302
Saint Louis, MO 63119

ADMINISTRATOR, FUND ACCOUNTANT & TRANSFER AGENT
PNC Global Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
PFPC Trust Company
8800 Tinicum Boulevard
Philadelphia, PA 19153

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) During the period covered by this report, the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description was amended to name W. Scott Jardine as the Compliance Coordinator for the implementation and administration of the aforementioned code. The amended code of ethics is provided as an exhibit pursuant to Item 12(a)(1).

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant's board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     (a) Audit Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $0 for the fiscal year ended November 30, 2008 and $44,000 for the fiscal year ended November 30, 2009.

     (b) Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2008 and $0 for the fiscal year ended November 30, 2009.

          Audit-Related Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph
(a) of this Item were $0 for the fiscal year ended November 30, 2008 and $0 for the fiscal year ended November 30, 2009.

     (c) Tax Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $5,000 for the fiscal year ended November 30, 2008 and $5,200 for the fiscal year ended November 30, 2009. These fees were for tax consultation.

          Tax Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant's adviser were $0 for the fiscal year ended November 30, 2008 and $0 for the fiscal year ended November 30, 2009.

     (d) All Other Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended November 30, 2008 and $0 for the fiscal year ended November 30, 2009.

          All Other Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant's investment adviser, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended November 30, 2008 and $0 for the fiscal year ended November 30, 2009.

     (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

     Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

     The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the DE MINIMIS exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

     (e)(2) The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

                    (b) 0%

                    (c) 0%

                    (d) 0%

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal year ended November 30, 2008, were $5,000 for the registrant and $12,143 for the registrant's investment adviser, and for the fiscal year ended November 30, 2009, were $5,200 for the registrant and $36,000 for the registrant's investment adviser.

     (h) The registrant's audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has a separately designated audit committee consisting of all the independent trustees of the Registrant. The members of the audit committee are:
Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

                      CONFLUENCE INVESTMENT MANAGEMENT LLC
                      PROXY VOTING POLICIES AND PROCEDURES

1. INTRODUCTION

As a registered investment adviser, Confluence Investment Management LLC ("Confluence" or the "Adviser") has a fiduciary duty to act solely in the best interests of its clients. If the client is a registered investment company under the Investment Company Act of 1940 or the client requests Confluence to do so in writing, the Adviser will vote proxy materials for its clients.

In cases where the client has delegated proxy voting responsibility and authority to the Adviser, the Adviser has adopted and implemented the following policies and procedures, which it believes are reasonably designed to ensure that proxies are voted in the best interests of its clients. In pursuing this policy, proxies should be voted in a manner that is intended to maximize value to the client. In situations where Adviser accepts such delegation and agrees to vote proxies, Adviser will do so in accordance with these Policies and Procedures. The Adviser may delegate its responsibilities under these Policies and Procedures to a third party, provided that no such delegation shall relieve the Adviser of its responsibilities hereunder and the Adviser shall retain final authority and fiduciary responsibility for such proxy voting.

2. GENERAL

In the event requests for proxies are received with respect to the voting of equity securities on routine matters, such as election of directors or approval of auditors, the proxies usually will be voted with management unless the Adviser determines it has a conflict or the Adviser determines there are other reasons not to vote with management. On non-routine matters, such as amendments to governing instruments, proposals relating to compensation and stock option and equity compensation plans, corporate governance proposals and shareholder proposals, the Adviser will vote, or abstain from voting if deemed appropriate, on a case by case basis in a manner it believes to be in the best interest of the Company's shareholders. In the event requests for proxies are received with respect to debt securities, the Adviser will vote on a case by case basis in a manner it believes to be in the best economic interest of the Company's shareholders.

The Chief Compliance Officer or his/her designate is responsible for monitoring Adviser's proxy voting actions and ensuring that (i) proxies are received and forwarded to the appropriate decision makers; and (ii) proxies are voted in a timely manner upon receipt of voting instructions. The Adviser is not responsible for voting proxies it does not receive, but will make reasonable efforts to obtain missing proxies.

The Chief Compliance Officer or his/her designate shall implement procedures to identify and monitor potential conflicts of interest that could affect the proxy voting process, including (i) significant client relationships; (ii) other potential material business relationships; and (iii) material personal and family relationships.

All decisions regarding proxy voting shall be determined by the Investment Committee of the Adviser and shall be executed by the Chief Compliance Officer or his/her designate. Every effort shall be made to consult with the portfolio manager and/or analyst covering the security.

The Adviser may determine not to vote a particular proxy, if the costs and burdens exceed the benefits of voting (e.g., when securities are subject to loan or to share blocking restrictions).

3. REGISTERED INVESTMENT COMPANIES

In cases in which the client is a registered investment company under the Investment Company Act of 1940, delegates proxy voting (E.G., where Confluence acts as a sub-adviser of a closed-end fund) and required by law, Confluence will vote such proxies in the same proportion as the vote of all other shareholders of the fund (I.E. "echo vote" or `mirror vote"), unless otherwise required by law. When required by law, Confluence will also echo vote proxies of securities in unaffiliated investment vehicles. For example, section 12(d)(1)(F) of the Investment Company Act of 1940 requires echo voting of registered investment companies that sub-advise or manage securities of other registered investment companies.

4. CONFLICTS OF INTEREST

In the event an employee determines that the Adviser has a conflict of interest due to, for example, a relationship with a company or an affiliate of a company, or for any other reason which could influence the advice given, the employee will advise the Chief Compliance Officer who will advise the Investment Committee, and the Investment Committee will decide whether the Adviser should either (1) disclose to the client the conflict to enable the client to evaluate the advice in light of the conflict or (2) disclose to the client the conflict and decline to provide the advice.

The Adviser shall use commercially reasonable efforts to determine whether a potential conflict may exist, and a potential conflict shall be deemed to exist only if one or more of the managers of the Adviser actually knew or should have known of the conflict. The Adviser is sensitive to conflicts of interest that may arise in the proxy decision-making process and has identified the following potential conflicts of interest:

- A principal of the Adviser or any person involved in the proxy decision-making process currently serves on the Board of the portfolio company.

- An immediate family member of a principal of the Adviser or any person involved in the proxy decision-making process currently serves as a director or executive officer of the portfolio company.

- The Adviser, any fund managed by the Adviser, or any affiliate holds a significant ownership interest in the portfolio company.

This list is not intended to be exclusive. All employees are obligated to disclose any potential conflict to the Adviser's Chief Compliance Officer.

If a material conflict is identified, Adviser management may (i) disclose the potential conflict to the client and obtain consent; or (ii) establish an ethical wall or other informational barriers between the person(s) that are involved in the conflict and the persons making the voting decisions.

5. RECORDKEEPING The Chief Compliance Officer or his/her designate is responsible for maintaining the following records:

-    proxy voting policies and procedures;

- proxy statements (provided, however, that the Adviser may rely on the Securities and Exchange Commission's EDGAR system if the issuer filed its proxy statements via EDGAR or may rely on a third party as long as the third party has provided the Adviser with a copy of the proxy statement promptly upon request);

-    records of votes cast and abstentions; and

- any records prepared by the Adviser that were material to a proxy voting decision or that memorialized a decision.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(A)(1) IDENTIFICATION OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS AND DESCRIPTION OF ROLE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

Investment decisions for the registrant are made by the Portfolio Management Team of Confluence Investment Management LLC ("Confluence"). The members of the Confluence Portfolio Management Team are responsible for portfolio management, security selection, leverage management, trading, compliance, position reconciliation, communication and reporting to the registrant's investment adviser.

Information provided as of February 4, 2010

MARK A. KELLER, CFA - CHIEF EXECUTIVE OFFICER AND CHIEF INVESTMENT OFFICER

Mr. Keller has nearly 30 years of investment experience with a focus on value-oriented equity analysis and management. Prior to joining Confluence, from 1994 to May 2008, he was the Chief Investment Officer of Gallatin Asset Management, Inc., and its predecessor organization, A.G. Edwards Asset Management, the investment management arm of A.G. Edwards, Inc. From 1999 to 2008, Mr. Keller was Chairman of the A.G. Edwards Investment Strategy Committee, which set investment policy and established asset allocation models for the entire organization. Mr. Keller was a founding member of the A.G. Edwards Investment Strategy Committee, on which he served for over 20 years, the last ten years as Chairman. He began his career with A.G. Edwards in 1978, serving as an equity analyst for the firm's Securities Research Department from 1979 to 1994. During his last five years in Securities Research, Mr. Keller was Equity Strategist and manager of the firm's Focus List. Mr. Keller was a Senior Vice President of A.G. Edwards & Sons, Inc. and of Gallatin Asset Management, Inc., and was a member of the Board of Directors of both companies. Mr. Keller received a Bachelor of Arts from Wheaton College (Illinois) and is a CFA charterholder.

DAVID B. MIYAZAKI, CFA - SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER

Prior to joining Confluence in May 2008, Mr. Miyazaki served as a Portfolio Manager and Analyst with Gallatin Asset Management, Inc. Mr. Miyazaki was responsible for equity investments in value-oriented separately managed accounts. He also co-managed the Fund during the time the Fund was sub-advised by Gallatin Asset Management, Inc., as well as A.G. Edwards' ETF-based asset allocation program. In addition to portfolio management, Mr. Miyazaki served as a member of the A.G. Edwards Investment Strategy Committee. As a strategist, he was responsible for the firm's quantitative asset allocation models, including its Cyclical Asset Allocation program. Prior to joining A.G. Edwards in 1999, Mr. Miyazaki was a Portfolio Manager at Koch Industries in Wichita, Kansas. His previous experience includes working as an Investment Analyst at Prudential Capital Group in Dallas, Texas, and as a Bond Trader at Barre & Company, also in Dallas. Mr. Miyazaki received a Bachelor of Business Administration from Texas Christian University and is a CFA charterholder.

DANIEL T.WINTER, CFA - SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER

Prior to joining Confluence in May 2008, Mr. Winter served as a Portfolio Manager and Analyst with Gallatin Asset Management, Inc. While at Gallatin, Mr. Winter chaired the portfolio management team responsible for the firm's six value-oriented equity strategies. His responsibilities included directing the strategy implementation and trading execution for the equity portfolios. Additionally, Mr. Winter co-managed the Fund during the time the Fund was sub-advised by Gallatin Asset Management, Inc. Mr. Winter also served as a portfolio manager for the Cyclical Growth ETF Portfolio and the Cyclical Growth and Income ETF Portfolio which were offered through variable annuities. He was also a member of the firm's Allocation Advisor Committee which oversaw the A.G. Edwards exchange-traded fund focused strategies. Prior to joining the firm's Asset Management division in 1996, Mr. Winter served as a portfolio manager for A.G. Edwards Trust Company. Mr. Winter earned a Bachelor of Arts in business management from Eckerd College and a Master of Business Administration from Saint Louis University. Mr. Winter is a CFA charterholder.

(A)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBER AND POTENTIAL CONFLICTS OF INTEREST

     Information provided as of November 30, 2009

     OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBER

                                                                                       No. of
                                                                                      Accounts    Total Assets in
                                                                                       where          Accounts
                                                            Total                     Advisory         where
 Name of Portfolio                                         No. of                      Fee is       Advisory Fee
     Manager or                                           Accounts                    Based on      is Based on
    Team Member                Type of Accounts            Managed   Total Assets   Performance     Performance
 -----------------             ----------------           --------   ------------   -----------   ---------------
1.   Mark Keller      Registered Investment Companies:          0       $  0              0              $0
                      Other Pooled Investment Vehicles:         0       $  0              0              $0
                      Other Accounts:                       1,996       $495mil           0              $0
2.   David Miyazaki   Registered Investment Companies:          0       $  0              0              $0
                      Other Pooled Investment Vehicles:         0       $  0              0              $0
                      Other Accounts:                       1,996       $495mil           0              $0
3.   Daniel Winter    Registered Investment Companies:          0       $  0              0              $0
                      Other Pooled Investment Vehicles:         0       $  0              0              $0
                      Other Accounts:                       1,996       $495mil           0              $0

     POTENTIAL CONFLICTS OF INTERESTS

The Confluence Portfolio Management Team may purchase or sell in other accounts the same securities that are purchased or sold for the registrant. If a situation arises where the same securities are being purchased or sold in other accounts and the registrant, the Portfolio Management Team's policy is to follow a trade rotation to avoid simultaneous and competing buy or sell orders.

(A)(3) COMPENSATION STRUCTURE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

INFORMATION PROVIDED AS OF FEBRUARY 4, 2010

The members of the Confluence Portfolio Management Team are compensated with an annual base salary and a discretionary bonus based on Confluence's overall firm profits rather than individual product line performance or profitability. In addition Confluence's portfolio managers are equity owners in the Firm, aligning their long-term interests with the registrant's holders to strive to achieve superior investment performance over an appropriate time period. This ensures that the portfolio managers are incentivized to implement a consistent investment strategy for the registrant without incurring undue risk.

(A)(4) DISCLOSURE OF SECURITIES OWNERSHIP

Information provided as of November 30, 2009

                 Dollar Range of Registrant
     Name         Shares Beneficially Owned
     ----        --------------------------
Mark Keller          $50,001 - $100,000
David Miyazaki       $10,001 - $ 50,000
Daniel Winter        $     1 - $ 10,000

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
          Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
            Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3) Not applicable.

     (b)    Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
            Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) First Trust Specialty Finance and Financial Opportunities Fund


By (Signature and Title)* /s/ James A. Bowen
                          ------------------------------------------------------
                          James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                          (principal executive officer)

Date January 25, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ James A. Bowen
                          ------------------------------------------------------
                          James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                          (principal executive officer)

Date January 25, 2010


By (Signature and Title)* /s/ Mark R. Bradley
                          ------------------------------------------------------
                          Mark R. Bradley, Treasurer, Controller,
                          Chief Financial Officer
                          and Chief Accounting Officer
                          (principal financial officer)

Date January 25, 2010

* Print the name and title of each signing officer under his or her signature.